UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2008

Aradigm Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-28402	94-3133088
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3929 Point Eden Way, Hayward, California		94545
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(510) 265-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2008, Aradigm Corporation (the "Company"):

• amended and restated its Executive Officer Severance Benefit Plan ("Executive Severance Plan") established effective October 7, 2005; and

• amended and restated its form of Change of Control Agreement and the Change of Control Agreements the Company has with members of its senior management.

The foregoing amendments are referred to herein collectively as the "Amendments."

The Company entered into the Amendments for the purpose of bringing the Executive Severance Plan and Change of Control Agreements into compliance with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder. Section 409A governs nonqualified deferred compensation arrangements. Section 409A imposes penalties and additional tax on service providers (including employees and directors) if a nonqualified deferred compensation arrangement does not comply with its provisions. Accordingly, the Amendments, among other things, clarify that any severance payments which are treated as nonqualified deferred compensation must be made upon a "separation of service" with the Company and that, subject to certain exceptions, such payments may be delayed for a period of six months if an officer is deemed to be a "specified employee" at the time of his or her termination of employment, and provide that certain payments to the officers, including expense reimbursements, will be made only at times permissible without triggering tax penalties under Section 409A. The Amendments are not intended to, and do not, increase the compensation payable by the Company to members of the Company’s senior management.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full texts of the Amendments, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1 Amended and Restated Executive Officer Severance Benefit Plan established effective October 7, 2005.

10.2 Amended and Restated form of Change of Control Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aradigm Corporation

January 7, 2008	By:	/s/ D. Jeffery Grimes

Name: D. Jeffery Grimes
Title: Vice President, Legal Affairs, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Executive Officer Severance Benefit Plan established effective October 7, 2005
10.2	Amended and Restated form of Change of Control Agreement